Exhibit 21.1
List of Subsidiaries of Sunnova Energy International Inc. as of February 25, 2020

Name of Subsidiary	Jurisdiction of Incorporation
Helios Depositor, LLC	Delaware
Helios Issuer, LLC	Delaware
Sunnova ABS Holdings III, LLC	Delaware
Sunnova ABS Holdings, LLC	Delaware
Sunnova ABS Management, LLC	Delaware
Sunnova AP5-A, LLC	Delaware
Sunnova AP 6 Warehouse II, LLC	Delaware
Sunnova Asset Portfolio 4, LLC	Delaware
Sunnova Asset Portfolio 4 Newco, LLC	Delaware
Sunnova Asset Portfolio 5 Holdings, LLC	Delaware
Sunnova Asset Portfolio 5, LLC	Delaware
Sunnova Asset Portfolio 6 Holdings, LLC	Delaware
Sunnova Asset Portfolio 6, LLC	Delaware
Sunnova Asset Portfolio 7 Holdings, LLC	Delaware
Sunnova Energy Corporation	Delaware
Sunnova Energy Guam, LLC	Delaware
Sunnova Energy Puerto Rico, LLC	Delaware
Sunnova EZ-Own Portfolio, LLC	Delaware
Sunnova Helios II Depositor, LLC	Delaware
Sunnova Helios II Issuer, LLC	Delaware
Sunnova Helios III Depositor, LLC	Delaware
Sunnova Helios III Issuer, LLC	Delaware
Sunnova Intermediate Holdings, LLC	Delaware
Sunnova Inventory Holdings, LLC	Delaware
Sunnova Inventory Management, LLC	Delaware
Sunnova Inventory Pledgor, LLC	Delaware
Sunnova LAP Holdings, LLC	Delaware
Sunnova LAP I, LLC	Delaware
Sunnova LAP II, LLC	Delaware
Sunnova Lease Vehicle 3-HI, LLC	Delaware
Sunnova Management, LLC	Delaware
Sunnova Protect Holdings, LLC	Delaware
Sunnova Protect Management, LLC	Delaware
Sunnova Protect OpCo, LLC	Delaware
Sunnova RAYS I Depositor, LLC	Delaware
Sunnova RAYS I Holdings, LLC	Delaware
Sunnova RAYS I Issuer, LLC	Delaware
Sunnova RAYS I Management, LLC	Delaware
Sunnova SAP I, LLC	Delaware
Sunnova SAP II, LLC	Delaware
Sunnova SAP IV, LLC	Delaware
Sunnova SLA Management, LLC	Delaware
Sunnova SSA Management, LLC	Delaware

Sunnova Sol Depositor, LLC	Delaware
Sunnova Sol Issuer, LLC	Delaware
Sunnova Sol Holdings, LLC	Delaware
Sunnova Sol Manager, LLC	Delaware
Sunnova Sol Owner, LLC	Delaware
Sunnova TE Management, LLC	Delaware
Sunnova TE Management I, LLC	Delaware
Sunnova TE Management II, LLC	Delaware
Sunnova TE Management III, LLC	Delaware
Sunnova TEP I Developer, LLC	Delaware
Sunnova TEP I Holdings, LLC	Delaware
Sunnova TEP I Manager, LLC	Delaware
Sunnova TEP I, LLC	Delaware
Sunnova TEP II Developer, LLC	Delaware
Sunnova TEP II Holdings, LLC	Delaware
Sunnova TEP II Manager, LLC	Delaware
Sunnova TEP II, LLC	Delaware
Sunnova TEP II-B, LLC	Delaware
Sunnova TEP Developer, LLC	Delaware
Sunnova TEP Holdings, LLC	Delaware
Sunnova TEP Inventory, LLC	Delaware
Sunnova TEP Resources, LLC	Delaware
Sunnova TEP III Manager, LLC	Delaware
Sunnova TEP III, LLC	Delaware
Sunnova TEP IV-A Manager, LLC	Delaware
Sunnova TEP IV-A, LLC	Delaware
Sunnova TEP IV-B Manager, LLC	Delaware
Sunnova TEP IV-B, LLC	Delaware
Sunnova TEP IV-C Manager, LLC	Delaware
Sunnova TEP IV-C, LLC	Delaware